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                                                                   Exhibit 10.61

                                                              January 16, 2004

Mr. Arthur Becker
Chief Executive Officer
NAVISITE, INC.
400 Minuteman Road
Andover, MA  01810

         Re: Extension of Term

         In connection with that certain Loan and Security Agreement (the "Agreement"), dated as of January 29, 2003 between Atlantic Investors, LLC ("Lender") and NaviSite, Inc. ("Borrower"), this letter serves to notify Borrower that any and all Credit Advances under the Agreement made prior to, or following the date of this letter shall be due on or before the earlier of (i) August 1, 2004 or (ii) five (5) business days following the closing of a financing transaction or disposition pursuant to which the Borrower receives gross proceeds of $13 million.

         If you have any questions, please feel free to contact me.

                                               Sincerely yours,

                                               ATLANTIC INVESTORS, LLC

                                               By:  Unicorn Worldwide Holdings
                                                 Limited, a managing member

                                               By: /s/ Simon H. Cooper
                                               Name: Simon H. Cooper
                                               Title:  Director